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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 17, 2001



                          KAISER GROUP HOLDINGS, INC.
            (successor issuer to Kaiser Group International, Inc.) (Exact name of registrant as specified in its charter)


    Delaware                  File No. 1-12248                54-2014870
(State or other               (Commission File              (IRS Employer
jurisdiction of                    Number)                Identification No.)
incorporation)


                               9302 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)


                                 703-934-3600
             (Registrant's telephone number, including area code)
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Item 5.  Other events
         ------------


     In a press release dated April 17, 2001, Kaiser Group Holdings, Inc. announced its plans for the initial distribution pursuant to the Kaiser Group International Second Amended Plan of Reorganization. A copy of this four-page press release is attached to this Report on Form 8-K as Exhibit 99(a).

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99(a) - Press Release



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KAISER GROUP HOLDINGS, INC.
                                                  (Registrant)


                                          /s/ Marijo L. Ahlgrimm
                                          ----------------------
                                          Marijo L. Ahlgrimm
                                          Executive Vice President and
                                          Chief Financial Officer




Date: April 17, 2001